UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2014

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
At our annual meeting of stockholders held on May 20, 2014, our stockholders approved the amendment and restatement of our 2010 Equity Incentive Plan, or Equity Plan. Our board of directors approved the amendment and restatement of the Equity Plan at a meeting held on March 26, 2014, and the Equity Plan, as amended and restated, became effective following stockholder approval at the annual meeting as disclosed in Item 5.07 below.
Upon stockholder approval at the annual meeting, the Equity Plan was materially amended to comply with various requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. Among other provisions, the Equity Plan was amended to specify that awards under the Equity Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) and may provide for a targeted level or levels of achievement using one or more of the following measures: bookings; capital expenditures; cash flow; change in assets; cost of capital; customer retention; customer satisfaction; debt; debt reduction; delivery performance; design wins; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; economic value added; expense reduction levels; gross or operating margin; individual objectives; inventory turnover; market share; net asset turnover; net bookings; net earnings; net income; net or gross sales; net profit; new product introductions; operating cash flow; operating earnings; operating expenses; pre-tax profit; productivity; profit; profit margin; return on capital; return on equity; return on investment; return on net assets; return on sales; return on total assets; revenue; stock price; total earnings; total stockholder return; and working capital. The Equity Plan, as amended, specifies that performance goals may differ from participant to participant and from award to award, may be used alone or in combination, may be used to measure our performance as a whole or the performance of one of our business units, and may be measured relative to a peer group or index.
In addition, the Equity Plan, as amended, contains annual grant limits intended to satisfy certain Section 162(m) requirements. Specifically, the maximum number of shares and/or dollars which may be issued to any one individual in any fiscal year pursuant to the Equity Plan is as follows:

Award Type	Annual Number of Shares or Dollar Value
Stock Option	2,000,000
Stock Appreciation Right	2,000,000
Restricted Stock Units	1,000,000
Restricted Stock	1,000,000
Performance Shares	1,000,000
Performance Units	Initial Value of $3,000,000
A more complete description of the terms of the Equity Plan and the material amendments and modifications thereto can be found in “Proposal No. 3 — Approval of Amendments to Our 2010 Equity Incentive Plan” (pages 22 through 29) in our definitive proxy statement dated April 17, 2014 as filed with the Securities and Exchange Commission on April 17, 2014, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from our definitive proxy statement are qualified in their entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At our 2014 annual meeting, of the 28,459,469 shares of our Class A common stock and 7,185,521 shares of our Class B common stock outstanding as of April 11, 2014, 26,034,256 shares of Class A common stock and 6,882,479  shares of Class B common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, 91.48% of the outstanding shares of Class A common stock, 95.78% of the outstanding shares of Class B common stock, and collectively, 92.35% of the outstanding shares of Class A common stock and Class B common stock. The matters voted on at the annual meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of two Class II Directors by the holders of Class A common stock and Class B common stock. The following nominees were re-elected by the holders of Class A common stock and Class B common stock, voting together as a single class, to serve as a Class II directors to hold office until our 2017 annual meeting of stockholders or until their successors have been duly elected and qualified or their earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Albert J. Moyer	28,102,349	475,703	4,338,683
Donald E. Schrock	26,549,846	2,028,206	4,338,683

2.
Election of Class II Director by the holders of Class B common stock. The following nominee was re-elected by the holders of Class B common stock, voting separately as a class, to hold office until MaxLinear’s 2017 annual meeting of stockholders or until his successor has been duly elected and qualified or his earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Curtis Ling, Ph.D.	6,882,479	0	0

3.
Vote to approve amendments to 2010 Equity Incentive Plan to allow for compliance with Section 162(m) of the Internal Revenue Code. For purposes of this proposal, each outstanding share of Class B common stock was entitled to ten votes, and each outstanding share of Class A common stock was entitled to one vote. Amendments to our 2010 Equity Incentive Plan, as amended, to allow for compliance with Section 162(m) of the Internal Revenue Code was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,645,833	16,886,310	8,220	4,338,683

4.
Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,648,298	901,606	28,148	4,338,683

5.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as MaxLinear’s independent registered public accounting firm for the fiscal year ending December 31, 2014, was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,903,191	6,030	7,514	N/A

Item 9.01 Exhibits.
(d)    Exhibits

Exhibit	Description
10.6	2010 Equity Incentive Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2014	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.6	2010 Equity Incentive Plan, as amended